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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 2003


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                                                St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              (99.1) Synovis Life Technologies, Inc. News Release dated August 20, 2003.

Item 9.  Regulation FD Disclosure

         Not applicable.


Item 12. Results of Operations and Financial Condition.

This filing on Form 8-K/A amends and restates in its entirety the Form 8-K filed by the registrant on August 20, 2003. The registrant inadvertently furnished information required by Item 12 under Item 9 of Form 8-K pursuant to the Securities and Exchange Commission's interim guidance in Release No. 33-8177A, which is no longer effective. In addition, this report corrects a typographical error regarding the date of the News Release (the exhibit index should indicate the release is dated August 20, 2003, not May 21, 2003).

On August 20, 2003, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the third quarter ended July 31, 2003 and for its nine months ended July 31, 2003. The press release appearing in Exhibit
99.1 is not filed but is furnished in accordance with Item 12 of Form 8-K. In accordance with General Instruction B.6. of the Form 8-K, all of the information in this report and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

A copy of the press release is attached hereto as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website www.synovislife.com.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SYNOVIS LIFE TECHNOLOGIES, INC.

                                      By: /s/ Connie L. Magnuson
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                                          Connie L. Magnuson
                                          Vice-President of Finance and
                                          Chief Financial Officer




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